Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LSB Industries, Inc. (“LSB”), on Form 10-K, as amended by this Form 10-K/A, Amendment No. 1, for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Tony M. Shelby, Executive Vice President of Finance and Chief Financial Officer of LSB, certify pursuant to 18 U.S.C. §1350, to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tony M. Shelby    _
Tony M. Shelby
Executive Vice President
and Chief Financial Officer

July 18, 2007

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C. §1350 subject to the knowledge standard contained therein and not for any other purpose.